                                                                    EXHIBIT 10.1

                              TERMINATION AGREEMENT

         THIS TERMINATION AGREEMENT is dated as of May 30, 2002 by and between Advanced Viral Research Corp., a Delaware corporation, with offices located at 200 Corporate Boulevard South, Suite 4, Yonkers, New York 10701 (the "Company") and Harbor View Group, Inc., a New York corporation, with offices located at One Old Country Road, Carle Place, New York 11514 (the "Consultant").

                                    RECITALS

         A. Consultant and the Company are party to a Consulting Agreement dated February 7, 2000 (the "Consulting Agreement") pursuant to which Consultant provided advice to the Company relating to corporate structuring, financial transactions, financial public relations, corporate governance and shareholder relations.

         B. Consultant continued to provide such consulting services to the Company after the termination date set forth in the Consulting Agreement, and the Company desires to compensate Consultant for such additional consulting services.

         NOW, THEREFORE, in consideration of the promises and commitments set forth herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending legally to be bound, hereby agree as follows:

1. TERMINATION OF AGREEMENT.

         The parties hereto agree and acknowledge that the Consulting Agreement is terminated effective as of December 31, 2001 (the "Termination Date").

2. COMPENSATION.

         As full compensation for the services provided by Consultant after the Termination Date, the Company hereby grants Consultant warrants to purchase 1,000,000 shares of the Company's Common Stock, par value $.00001 per share, at an exercise price of $0.18 per share. The warrants shall be exercisable in whole or in part at any time and from time to time prior to 5:00 p.m. Eastern Standard Time on May 30, 2008, and shall otherwise contain substantially the same terms and conditions as are set forth in the exhibit attached hereto as EXHIBIT A.

         The warrants granted hereunder shall otherwise be non-transferable provided, however, that Consultant shall have the right to transfer all or any part of the warrants to any principal of or persons experienced in the financial community who enjoy favorable reputations in the financial and business community and who are otherwise acceptable to the Company who have assisted Consultant in connection with Consultant's services to the Company (collectively, the "Experienced Persons") , to the spouse or child of any principal of Consultant or Experienced Persons or to any trust for the benefit of any of the aforesaid persons if the provisions of such trust are permissive thereof. Any such transfer shall be subject to the provisions of this Agreement and have the terms of the warrants.

         Consultant represents that it is an Accredited Investor as that term is defined in Rule 501 of Regulation D under the Securities Act of 1933.


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3. PROPERTY RIGHTS OF PARTIES.

         (a) Consultant shall not disclose any trade secrets of the Company, directly or indirectly, nor use them in any way at any time. All files, records, documents, drawings, specifications, equipment and similar items relating to the business of the Company, whether or not prepared by Consultant, shall remain the exclusive property of the Company.

         (b) Consultant shall immediately deliver to the Company all property in Consultant's possession or under Consultant's control belonging to the Company, including, but not limited to, all accounting records, computer terminals and tapes, disks, or other data storage mechanisms, accounting machines, and all office furniture and fixtures, supplies and other personal property in the possession or under the control of Consultant, in good condition, ordinary wear and tear excepted, and including, without limitation, all correspondence files, research data, and patent information or data, of every sort.

         (c) Consultant does not claim any rights or interests in and to trade secrets, formulas, devices, inventions, processes, patents, applications, continuations, copyrights, trademarks, compilations of information, records, specifications, rights, interests and data of any other sort, affecting or pertaining directly or indirectly to the business of the Company as now conducted, or to the patents, trade secrets, and other rights now owned by the Company.

         (d) Consultant, for good and valuable consideration, the receipt and adequacy of which is hereby acknowledged as adequate and received from or on behalf of the Company, hereby irrevocably releases and forever discharges, and Consultant shall cause its subsidiaries, officers, directors, principals, employees, affiliates and agents (collectively, "Consultant's Affiliates") to release and forever discharge, the Company, its subsidiaries, officers, directors, employees and agents, of and from all causes of action, suits, claims, debts, accounts, reckonings, claims for attorneys fees, interests, contracts, promises, damages and demands of any nature whatsoever, in law or in equity, which Consultant and Consultant's Affiliates ever had, now has, or which any successor or assign or transferee of Consultant or Consultant's Affiliates hereafter can, shall or may have, against the Company or its subsidiaries, officers, directors, affiliates, employees or agents, for, upon or by reason of any matter, cause or thing whatsoever.

4. LIABILITIES.

         The parties acknowledge and agree that monetary damages may be inadequate to protect the Company against breach or threatened breach of this Agreement by Consultant and that the Company shall be entitled to specific performance and injunctions or other equitable relief in the event of any such breach or threatened breach, in addition to all other remedies at law or in equity.

5. MISCELLANEOUS.

         (a) ENTIRE AGREEMENT. This Agreement constitutes the entire Agreement of the parties hereto with respect to the subject matter hereof and no amendment or modification hereof shall be valid or binding unless made in writing and signed by the party against whom enforcement thereof is sought.

         (b) NOTICES. Any notice required, permitted or desired to be given pursuant to any of the provisions of this Agreement shall be deemed to have been sufficiently given or served for all purposes if delivered in person or sent by telephone facsimile or sent by certified mail, return receipt requested, or sent by responsible overnight delivery service, postage and fees prepaid, to the parties hereto at their respective addresses set forth in the preamble to this




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Agreement. Either of the parties hereto may at any time and from time to time change the address to which notice shall be sent hereunder by notice to the other party given under this subsection. The date of the giving of any notice sent by mail shall be three business days following the date of the posting of the mail, the date delivered in person, the next business day following delivery to an overnight delivery service or the date sent by telephone facsimile, as applicable. All notices to the Company, to be valid, shall simultaneously be delivered to Berman Rennert Vogel & Mandler, P.A., 100 SE 2nd Street, Suite 3500, Miami, Florida 33131.

         (c) NO ASSIGNMENT. This Agreement may not be assigned by Consultant. This Agreement shall be binding upon Consultant and the Company and their respective successors and assigns.

         (d) NO WAIVER. No course of dealing nor any delay on the part of the Company in exercising any rights hereunder shall operate as a waiver of any such rights. No waiver of any default or breach of this Agreement shall be deemed a continuing waiver or a waiver of any other breach or default.

         (e) GOVERNING LAW. This Agreement shall be governed, interpreted and construed in accordance with the substantive laws of the State of Delaware applicable to agreements entered into and to be performed entirely therein. Any suit, action or proceeding with respect to this Agreement shall be brought exclusively in the courts of the State of Delaware.

         (f) SEVERABILITY. If any clause, paragraph, section or part of this Agreement shall be held or declared to be void, invalid or illegal, for any reason, by any court of competent jurisdiction, such provision shall be ineffective but shall not in any way invalidate or affect any other clause, paragraph, section or part of this Agreement. The parties intend that all clauses, paragraphs, sections or parts of this Agreement shall be enforceable to the fullest extent permitted by law.

         (g) COUNTERPARTS. This Agreement may be executed in one or more counterparts, each of which counterparts, when taken together, shall constitute but one and the same agreement.

          IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the day and year first above written.

ADVANCED VIRAL RESEARCH CORP.                    HARBOR VIEW GROUP, INC.


By: /s/ SHALOM HIRSCHMAN, M.D.                   By: /s/ LAWRENCE J. POMERANTZ
    --------------------------                       -------------------------
Name:  Shalom Hirschman, M.D.                    Name:  Lawrence J. Pomerantz
Title: President                                 Title: Chairman




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                                    EXHIBIT A


         THIS WARRANT AND THE SHARES OF COMMON STOCK ISSUABLE UPON THE EXERCISE OF THIS WARRANT (COLLECTIVELY, THE "SECURITIES") HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT, OR PURSUANT TO AN AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS UNDER THE SECURITIES ACT.


                               WARRANT TO PURCHASE
                    COMMON STOCK, PAR VALUE $.00001 PER SHARE
                                       OF
                          ADVANCED VIRAL RESEARCH CORP.


         THIS CERTIFIES THAT, for value received, HARBOR VIEW GROUP, INC., or registered assigns ("Warrantholder"), is entitled to purchase from ADVANCED VIRAL RESEARCH CORP. (the "Company"), subject to the provisions of this Warrant, at any time and from time to time until 5:00 p.m. Eastern Standard Time on May 30, 2008, 1,000,000 shares of the Company's Common Stock, par value $.00001 per share ("Warrant Shares"). The purchase price payable upon the exercise of this Warrant shall be $0.18 per Warrant Share. The Warrant Price and the number of Warrant Shares which the Warrantholder is entitled to purchase is subject to adjustment upon the occurrence of the contingencies set forth in Section 3 of this Warrant, and as adjusted from time to time, such purchase price is hereinafter referred to as the "Warrant Price."

This Warrant is subject to the following terms and conditions:

1. EXERCISE OF WARRANT.

         (a) This Warrant may be exercised in whole or in part but not for a fractional share. Upon delivery of this Warrant at the offices of the Company or at such other address as the Company may designate by notice in writing to the registered holder hereof with the Subscription Form annexed hereto duly executed, accompanied by payment of the Warrant Price for the number of Warrant Shares purchased (in cash, by certified, cashier's or other check acceptable to the Company, or any combination of the foregoing), the registered holder of this Warrant shall be entitled to receive a certificate or certificates for the Warrant Shares so purchased. Such certificate or certificates shall be promptly delivered to the Warrantholder. Upon any partial exercise of this Warrant, the Company shall execute and deliver a new Warrant of like tenor for the balance of the Warrant Shares purchasable hereunder.

         (b) The Warrant Shares deliverable hereunder shall, upon issuance, be fully paid and non-assessable and the Company agrees that at all times during the term of this Warrant it shall cause to be reserved for issuance such number of shares of its Common Stock as shall be required for issuance and delivery upon exercise of this Warrant.

2.       TRANSFER OR ASSIGNMENT OF WARRANT.

         (a) Any assignment or transfer of this Warrant shall be made by surrender of this Warrant at the offices of the Company or at such other address as the Company may designate in writing to the registered holder hereof with the



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Assignment Form annexed hereto duly executed and accompanied by payment of any requisite transfer taxes, and the Company shall, without charge, execute and deliver a new Warrant of like tenor in the name of the assignee for the portion so assigned in case of only a partial assignment, with a new Warrant of like tenor to the assignor for the balance of the Warrant Shares purchasable.

         (b) Prior to any assignment or transfer of this Warrant, the holder thereof shall, if reasonably requested by the Company, deliver an opinion of counsel to the Company to the effect that the proposed transfer may be effected without registration under the Act.

3. ADJUSTMENT OF WARRANT PRICE AND WARRANT SHARES.


         (a) In case the Company shall at any time subdivide or combine the outstanding shares of Common Stock, the Warrant Price shall forthwith be proportionately decreased in the case of the subdivision or proportionately increased in the case of combination to the nearest one cent. Any such adjustment shall become effective at the close of business on the date that such subdivision or combination shall become effective.

         (b) In the event that the number of outstanding shares of Common Stock is increased by a stock dividend payable in shares of Common Stock or by a subdivision of the outstanding shares of Common Stock, which may include a stock split, then from and after the time at which the adjusted Warrant Price becomes effective pursuant to the foregoing subsection (a) of this Section by reason of such dividend or subdivision, the number of shares issuable upon the exercise of this Warrant shall be increased in proportion to such increase in outstanding shares. In the event that the number of outstanding shares of Common Stock is decreased by a combination of the outstanding shares of Common Stock, then, from and after the time at which the adjusted Warrant Price becomes effective pursuant to such subsection (a) of this Section by reason of such combination, the number of shares issuable upon the exercise of this Warrant shall be decreased in proportion to such decrease in outstanding shares.

         (c) In the event of an adjustment of the Warrant Price, the number of shares of Common Stock (or reclassified stock) issuable upon exercise of this Warrant after such adjustment shall be equal to the number determined by dividing:

                  (1) an amount equal to the product of (i) the number of shares of Common Stock issuable upon exercise of this Warrant immediately prior to such adjustment, and (ii) the Warrant Price immediately prior to such adjustment, by

                  (2) the Warrant Price immediately after such adjustment.

         (d) In the case of any reorganization or reclassification of the outstanding shares of Common Stock (other than a change in par value, or from par value to no par value, or from no par value to par value, or as a result of a subdivision or combination) or in the case of any consolidation of the Company with, or merger of the Company with, another corporation, or in the case of any sale, lease or conveyance of all, or substantially all, of the property, assets, business and goodwill of the Company as an entity, the holder of this Warrant shall thereafter have the right upon exercise to purchase the kind and amount of shares of stock and other securities and property receivable upon such reorganization, reclassification, consolidation, merger or sale by a holder of the number of shares of Common Stock which the holder of this Warrant would have


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received had all Warrant Shares issuable upon exercise of this Warrant been issued immediately prior to such reorganization, reclassification, consolidation, merger or sale, at a price equal to the Warrant Price then in effect pertaining to this Warrant (the kind, amount and price of such stock and other securities to be subject to adjustment as herein provided).

         (e) In case the Company shall, at any time prior to the expiration of this Warrant and prior to the exercise thereof, dissolve, liquidate or wind up its affairs, the Warrantholder shall be entitled, upon the exercise hereof, to receive, in lieu of the Warrant Shares of the Company which it would have been entitled to receive, the same kind and amount of assets as would have been issued, distributed or paid to it upon such Warrant Shares of the Company, had it been the holder of record of shares of Common Stock receivable upon the exercise of this Warrant on the record date for the determination of those entitled to receive any such liquidating distribution. After any such dissolution, liquidation or winding up which shall result in any distribution in excess of the Warrant Price provided for by this Warrant, the Warrantholder may at its option exercise the same without making payment of the aggregate Warrant Price and in such case the Company shall upon the distribution to said Warrantholder consider that the aggregate Warrant Price has been paid in full to it and in making settlement to said Warrantholder, shall deduct from the amount payable to such Warrantholder an amount equal to the aggregate Warrant Price.

         (f) In case the Company shall, at any time prior to the expiration of this Warrant and prior to the exercise thereof make a distribution of assets (other than cash) or securities of the Company to its stockholders (the "Distribution") the Warrantholder shall be entitled, upon the exercise thereof, to receive, in addition to the Warrant Shares it is entitled to receive, the same kind and amount of assets or securities as would have been distributed to it in the Distribution had it been the holder of record of shares of Common Stock receivable upon exercise of this Warrant on the record date for determination of those entitled to receive the Distribution.

         (g) Irrespective of any adjustments in the number of Warrant Shares and the Warrant Price or the number or kind of shares purchasable upon exercise of this Warrant, this Warrant may continue to express the same price and number and kind of shares as originally issued.

4. OFFICER'S CERTIFICATE.

         Whenever the number of Warrant Shares and the Warrant Price shall be adjusted pursuant to the provisions hereof, the Company shall forthwith file at its principal executive office a statement, signed by the Chairman of the Board, President, or one of the Vice Presidents of the Company and by its Chief Financial Officer or one of its Treasurers or Assistant Treasurers, stating the adjusted number of Warrant Shares and the new Warrant Price calculated to the nearest one hundredth of a cent and setting forth in reasonable detail the method of calculation and the facts requiring such adjustment and upon which such calculation is based. Each adjustment shall remain in effect until a subsequent adjustment hereunder is required. A copy of such statement shall be mailed to the Warrantholder.

5. CHARGES, TAXES AND EXPENSES.

         The issuance of certificates for Warrant Shares upon any exercise of this Warrant shall be made without charge to the Warrantholder for any tax or other expense in respect to the issuance of such certificates, all of which taxes and expenses shall be paid by the Company, and such certificates shall be issued only in the name of the Warrantholder.

6. MISCELLANEOUS.

         (a) The terms of this Warrant shall be binding upon and shall inure to the benefit of any successors or assigns of the Company and of the holder or holders hereof and of the shares of Common Stock issued or issuable upon the exercise hereof.



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

         (b) No holder of this Warrant, as such, shall be entitled to vote or receive dividends or be deemed to be a stockholder of the Company for any purpose, nor shall anything contained in this Warrant be construed to confer upon the holder of this Warrant, as such, any rights of a stockholder of the Company or any right to vote, give or withhold consent to any corporate action, receive notice of meetings, receive dividends or subscription rights, or otherwise.

         (c) Receipt of this Warrant by the holder hereof shall constitute acceptance of an agreement to the foregoing terms and conditions.

         (d) The Warrant and the performance of the parties hereunder shall be construed and interpreted in accordance with the laws of the State of Delaware and the parties hereunder consent and agree that the State and Federal Courts which sit in the State of Delaware shall have exclusive jurisdiction with respect to all controversies and disputes arising hereunder.

         IN WITNESS WHEREOF, the Company has caused this Warrant to be signed by its duly authorized officer and its corporate seal to be affixed hereto.

Dated: May 30, 2002

                                     ADVANCED VIRAL RESEARCH CORP.



                                        BY: /s/ Shalom Hirschman, M.D.
                                       -------------------------------------
                                          Shalom Hirschman, M.D.
                                          President





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                                SUBSCRIPTION FORM


                    (TO BE EXECUTED BY THE REGISTERED HOLDER
                     IF HE DESIRES TO EXERCISE THE WARRANT)


         TO:      ADVANCED VIRAL RESEARCH CORP.


                  The undersigned hereby exercises the right to purchase _________ shares of Common Stock, par value $.00001 per share, covered by the attached Warrant in accordance with the terms and conditions thereof, and herewith makes payment of the Warrant Price for such shares in full.



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                                                     SIGNATURE



                                                     --------------------------
                                                     ADDRESS


                                                     DATED:
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


                                   ASSIGNMENT


                    (TO BE EXECUTED BY THE REGISTERED HOLDER
                     IF HE DESIRES TO TRANSFER THE WARRANT)


                  FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto the right to purchase shares of Common Stock of ADVANCED VIRAL RESEARCH CORP., evidenced by the within Warrant, and does hereby irrevocably constitute and appoint Attorney to transfer the said Warrant on the books of the Company, with full power of substitution.



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                                                     SIGNATURE



                                                     --------------------------
                                                     ADDRESS



                                                     --------------------------
                                                     DATED



                                                     --------------------------
                                                     IN THE PRESENCE OF: